Exhibit 21

SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of February 28, 2002

SINCLAIR TELEVISION COMPANY II, INC. (Delaware Corporation)

ALLEGIANCE CAPITAL L.P. (Maryland Limited Partnership) 97%

 SINCLAIR ACQUISITION VII, INC. (Maryland Corporation)

          WVTV LICENSEE, INC. (Maryland Corporation)

SINCLAIR ACQUISITION VIII, INC. (Maryland Corporation)

          RALEIGH LICENSEE, INC. (Maryland Corporation)

SINCLAIR ACQUISITION IX, INC. (Maryland Corporation)

          BIRMINGHAM LICENSEE, INC. (Maryland Corporation)

SINCLAIR ACQUISITION X, INC. (Maryland Corporation)

          SAN ANTONIO LICENSEE, INC. (Maryland Corporation)

SINCLAIR ACQUISITION XI, INC. (no subsidiaries) (Maryland Corporation)

SINCLAIR ACQUISITION XII, INC. (no subsidiaries) (Maryland Corporation)

SINACRO, LTD. (no subsidiaries) (Maryland Corporation)

SINCLAIR VENTURES, INC. (Maryland Corporation)

          G1440, Inc. (Maryland Corporation) 89.6%

SINCLAIR COMMUNICATIONS, INC.  (Maryland Corporation)

                CRESAP ENTERPRISES, INC. (no subsidiaries) (Maryland Corporation)
                WLFL, Inc.  (Maryland Corporation)
                                WLFL Licensee, LLC   (Maryland LLC)
                                FSF-TV, Inc.  (North Carolina Corporation)
                                Sinclair Radio of Greenville Licensee, Inc.  (Delaware Corporation)
                Sinclair Media I, Inc.  (Maryland Corporation)
                                WPGH Licensee, LLC  (Maryland LLC)
                                KDNL Licensee, LLC  (Maryland LLC)

                                WCWB Licensee, LLC (Maryland LLC)
                Sinclair Media III, Inc.  (Maryland Corporation)
                                WSTR Licensee, Inc.  (Maryland Corporation)
                                Sinclair Radio of Kansas City Licensee, LLC  (Maryland LLC)
                                WCHS Licensee, LLC  (Maryland LLC)
                KDSM, Inc.  (Maryland Corporation)
                                KDSM Licensee, LLC  (Maryland LLC)

                                Sinclair Capital  (Delaware Trust)
                KSMO, Inc.  (Maryland Corporation)
                                KSMO Licensee, Inc.  (Delaware Corporation)
                WYZZ, Inc.  (Maryland Corporation)
                                WYZZ Licensee, Inc.  (Delaware Corporation)
                WSMH, Inc.  (Maryland Corporation)
                                WSMH Licensee, LLC  (Maryland LLC)
                WTVZ, Inc. (Maryland Corporation)
                                WTVZ Licensee, LLC  (Maryland LLC)
                KLGT, Inc.  (Minnesota Corporation)
                                KLGT Licensee, LLC  (Maryland LLC)

                Sinclair Finance LLC (Minnesota LLC)
                WGME, Inc.  (Maryland Corporation)
                                WGME Licensee, LLC  (Maryland LLC)
                Sinclair Acquisition IV, Inc.  (Maryland Corporation)
                                KGAN Licensee, LLC  (Maryland LLC)
                                WICD Licensee, LLC  (Maryland LLC)
                                WICS Licensee, LLC  (Maryland LLC)
                WTTO, Inc.  (Maryland Corporation)
                                WTTO Licensee, LLC  (Maryland LLC)

                WCGV, Inc. (Maryland Corporation)

                                WCGV Licensee, LLC  (Maryland LLC)
                                Sinclair Radio of Milwaukee Licensee, LLC  (Maryland LLC)
                Sinclair Media II, Inc.  (Maryland Corporation)
                                WTTE, Channel 28 Licensee, Inc.   (Maryland Corporation)
                                SCI-Indiana Licensee, LLC   (Maryland LLC)
                                KUPN Licensee, LLC   (Maryland LLC)
                                WEAR Licensee, LLC   (Maryland LLC)
                                WSYX Licensee, Inc.  (Maryland Corporation)
                Chesapeake Television, Inc.  (Maryland Corporation)
                                Chesapeake Television Licensee, LLC (Maryland LLC)
                                SCI-Sacramento Licensee, LLC  (Maryland LLC)
                                KABB Licensee, LLC  (Maryland LLC)
                                WLOS Licensee, LLC  (Maryland LLC)

                Sacramento Tower Joint Venture (California Partnership) 50%
                Sinclair Radio of St. Louis, Inc.  (Maryland Corporation)
                                Sinclair Radio of St. Louis Licensee, LLC  (Maryland LLC)
                Sinclair Radio of Los Angeles, Inc.  (Maryland Corporation)
                                Sinclair Radio of Los Angeles Licensee, Inc.  (Delaware Corporation)
                WGGB, Inc.  (Maryland Corporation)
                                WGGB Licensee, LLC  (Maryland LLC)
                Sinclair Radio of Buffalo, Inc.  (Maryland Corporation)
                                Sinclair Radio of Buffalo Licensee, LLC  (Maryland LLC)
                Sinclair Radio of Wilkes-Barre, Inc.  (Maryland Corporation)
                                Sinclair Radio of Wilkes-Barre Licensee, LLC  (Maryland LLC)
                Sinclair Radio of Nashville, Inc.  (Maryland Corporation)

                Sinclair Radio of Nashville Licensee, Inc.  (Delaware Corporation)
                Sinclair Radio of New Orleans, LLC  (Maryland LLC)
                                Sinclair Radio of New Orleans Licensee, LLC  (Maryland LLC)
                Sinclair Radio of Memphis, Inc.  (Maryland Corporation)
                                Sinclair Radio of Memphis Licensee, Inc.  (Delaware Corporation)
                KOCB, Inc.  (Oklahoma Corporation)
                                KOCB Licensee, LLC  (Maryland LLC)
                WDKY, Inc.  (Delaware Corporation)
                                WDKY Licensee, LLC  (Maryland LLC)
                Tuscaloosa Broadcasting, Inc.  (Maryland Corporation)
                                Norfolk Trust, Ralph Becker Trustee  (Virginia Trust)

                                Tuscaloosa Broadcasting Licensee, Inc.  (Maryland Corporation)
                                WNNE Licensee, Inc.  (Maryland Corporation)
                                Sinclair Radio of Portland Licensee, Inc.  (Maryland Corporation)
                                WPTZ Licensee, Inc.  (Maryland Corporation)
                                Sinclair Radio of Norfolk Licensee, LLC  (Maryland LLC)
                                Sinclair Radio of Rochester Licensee, Inc.  (Maryland Corporation)
                Sinclair Communications of Portland, Inc.  (Maryland Corporation)
                WTWC, Inc.  (Maryland Corporation)
                                WTWC Licensee, LLC  (Maryland LLC)
                Sinclair Holdings I, Inc.  (Virginia Corporation)
                Sinclair Holdings II, Inc.  (Virginia Corporation)

                Sinclair Holdings III, Inc. (Virginia Corporation)
                Sinclair Properties, LLC  (Virginia LLC)
                                Sinclair Radio of Norfolk/Greensboro Licensee, L.P.  (Virginia Limited Partnership)
                                KBSI Licensee L.P.  (Virginia Limited Partnership)
                                KETK Licensee L.P.  (Virginia Limited Partnership)
                                WMMP Licensee L.P.  (Virginia Limited Partnership)
                                WSYT Licensee L.P. (Virginia Limited Partnership)
                Sinclair Properties II, LLC  (Virginia LLC)

                                WKEF Licensee, L.P.  (Virginia Limited Partnership)
                                WEMT Licensee, L.P.  (Virginia Limited Partnership)
                New York Television, Inc.  (Maryland Corporation)

                Montecito Broadcasting Corporation  (Delaware Corporation)
                         Channel 33, Inc. (Nevada Corporation)

            WNYO, Inc.  (Delaware Corporation)

SINCLAIR COMMUNICATIONS II, INC.  (Delaware Corporation)
                Sinclair Television Company, Inc.  (Delaware Corporation)

                                  WMSN Licensee, LLC (Nevada LLC)

                                  WUHF Licensee, LLC (Nevada LLC)
                                  Sinclair Television of Nevada, Inc.  ( Nevada Corporation)
                                                   Sinclair Television License Holder, Inc.  (Nevada Corporation)
                                                   Sinclair Television of Dayton, Inc.  (Delaware Corporation)
                                                   Sinclair Television of Oklahoma, Inc.  (Delaware Corporation)

                                                                KOKH Licensee, LLC (Maryland LLC)
                                                   Sinclair Television of Charleston, Inc.  (Delaware Corporation)

                                                                WRLH Licensee, LLC (Nevada LLC)

                                                   Sinclair Television of Nashville, Inc.  (Tennessee Corporation)

                                                                WZTV Licensee, LLC (Nevada LLC)
                                                                Sinclair Television of Tennessee, Inc. (Delaware Corporation)

                                                                                WUXP Licensee, LLC  (Maryland LLC)

                                                   Cascom International, Inc.  (Tennessee Corporation)
                                                   Sinclair Media V, Inc.  (Delaware Corporation)
                                                   Sinclair Television of Buffalo, Inc.  (Delaware Corporation)

                                                                WUPN Licensee, LLC (Maryland LLC)

                                                                WUTV Licensee, LLC (Nevada LLC)

                                                                WXLV Licensee, LLC (Nevada LLC)
                                                   Sinclair Television of Utica, Inc. (Delaware Corporation)

                                                   Sinclair Media IV, Inc. (Delaware Corporation)